INVESTOR DAY JULY 20, 2017

Safe Harbor Statements This presentation is dated as of July 19, 2017 and speaks as of that date. Forward Looking Statements This presentation contains statements that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include any statements relating to our possible or assumed future results of operations, business strategies, growth opportunities, and performance improvements at our stores. There are a number of known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from any future results expressed or implied by those forward-looking statements, which are described in our most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as filed with the SEC and available on our website. Any forward-looking statements contained in this presentation represent our current views as of the date of this presentation with respect to future events, and Casey's disclaims any intention or obligation to update this presentation or revise any forward-looking statements attached in this presentation whether as a result of new information, future events, or otherwise. Use of Non-GAAP Measures This presentation includes references to “EBITDA,” which we define as net income before net interest expense, depreciation and amortization, and income taxes. EBITDA is not presented in accordance with accounting principles generally accepted in the United States (“GAAP”). We believe EBITDA is useful to investors in evaluating our operating performance because securities analysts and other interested parties use such calculations as a measure of financial performance and debt service capabilities, and it is regularly used by management for internal purposes including our capital budgeting process, evaluating acquisition targets, and assessing store performance. EBITDA is not a recognized term under GAAP and should not be considered as a substitute for net income, cash flows from operating activities or other income or cash flow statement data. EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We strongly encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, EBITDA, as defined by us, may not be comparable to similarly titled measures reported by other companies. It therefore may not be possible to compare our use of this non-GAAP financial measure with those used by other companies. A reconciliation of EBITDA to GAAP net income can be found in the recently filed Form 10-K for FYE 4/30/2017.

Agenda  Presentation  Terry Handley, President and CEO  Bill Walljasper, Senior Vice President and CFO  Q&A  Terry Handley, President and CEO  Bill Walljasper, Senior Vice President and CFO  Brian Johnson, Senior Vice President, Store Development  Jay Soupene, Senior Vice President, Operations  Distribution Center Tour  Store Tour & Product Sampling

Casey’s Mission  To provide quality products at competitive prices with courteous service in clean stores at convenient locations.  To provide a work environment where employees are treated with respect, dignity and honesty and where high performance is expected and rewarded.  To provide shareowners with a fair return on investment. Our Purpose To make the daily lives of our customers & communities better. Our Vision By 2030, proudly serve & satisfy 1.5 billion customers a year…one customer at a time.

Long-Term Strategy Total Shareholder Return Store Growth Re-Invest in Existing Stores In-Store Growth Opportunities Share Repurchase Dividend

Stores by Population 57% 14% 11% 18% Under 5,000 5,000 to 10,000 10,000 to 20,000 Over 20,000

Store Growth 1,749 1,808 1,878 1,931 1,978 2013 2014 2015 2016 2017 Fiscal Year Fiscal Year New Builds Acquired Stores 2013 31 26 2014 44 28 2015 45 36 2016 51 5 2017 48 22 2018 Guidance: 80 to 120 Stores Total Corporate Stores New Stores & Acquisitions Type Sq Ft Land Building Equip. Total Invest. Larger Format 4,350 $0.7 $1.2 $1.4 $3.3 Smaller Format 3,350 $0.5 $1.0 $1.2 $2.7 2017 New Store Average ($ in millions)

Core States Newer States(1) State FYE 2017 FYE 2012 5-Year Growth Iowa 518 477 41 Illinois 440 405 35 Missouri 326 309 17 Kansas 158 139 19 Minnesota 148 111 37 Nebraska 134 127 7 Indiana 91 75 16 S. Dakota 42 39 3 Wisconsin 18 10 8 Subtotal 1,875 1,692 183 State FYE 2017 FYE 2012 5-Year Growth Arkansas 37 6 31 N. Dakota 26 0 26 Oklahoma 18 1 17 Kentucky 11 0 11 Tennessee 8 0 8 Ohio 3 0 3 Subtotal 103 7 96 All States 1,978 1,699 279 (1) States new to Casey’s within the last 10 years. Store Growth

500-Mile Distribution Radius 42 26 148 18 440 91 518 134 158 18 37 326 11 8 3 1 - Ankeny, IA 2 - Terre Haute, IN 1 2

1,000 to 20,000 Population Communities Core States Newer States(1) State Total(2) With Casey’s Without Casey’s Iowa 252 228 24 Illinois 547 299 248 Missouri 306 182 124 Kansas 172 99 73 Minnesota 300 96 204 Nebraska 96 58 38 Indiana 262 67 195 S. Dakota 59 24 35 Wisconsin 317 15 302 Subtotal 2,311 1,068 1,243 State Total(2) With Casey’s Without Casey’s Arkansas 171 14 157 N. Dakota 45 8 37 Oklahoma 200 13 187 Kentucky 189 8 181 Tennessee 197 8 189 Ohio 447 3 444 Michigan 298 0 298 Subtotal 1,547 54 1,493 All States 3,858 1,122 2,736 (1) States new to Casey’s within the last 10 years plus Michigan. (2) Source: http://factfinder.census.gov; Estimated 2016 Pop.

Re-Invest in Existing Stores Fiscal Year Major Remodels Replacements 2013 77 26 2014 25 20 2015 27 27 2016 102 11 2017 103 21 2018 Guidance 75 30 Type Sq Ft Building Equip. Total Investment Major Remodel 600 $0.35 $0.35 $0.7 2017 Remodel Average ($ in millions) Generate Incremental Returns by Adding Square Footage for Higher Margin Products  Expanded Cooler Doors  Walk-in Beer Caves  Expanded Coffee and Fountain Bar  Made-to-Order Sub Sandwiches

In-Store Growth Opportunities Fiscal Year 24-Hours Delivery 2013 200 200 2014 130 80 2015 110 12 2016 110 110 2017 89 161 Since Inception 1,000 580 2018 Guidance 75 100  Expanded Hours of Operation  Delivery

In-Store Growth Opportunities 200 400 530 616 700 815 900 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Current Fiscal Quarter/Year Mobile App Downloads (in thousands)  Current  Digital Engagement  Mobile App  Online Ordering  ~14% of All Pizza Sales  ~20% Increase in Basket Size  Fuel Saver Programs  Future  Enhanced Digital Engagement  Customer Loyalty  Price Optimization  Fuel Saver Programs

Capital Expenditures (In Millions) Fiscal Year New Stores and Acquisitions Remodels and Replacements All Other Total Expenditures 2013 $169 $93 $73 $335 2014 $200 $72 $68 $340 2015 $217 $80 $105 $402 2016 $192 $98 $110 $400 2017 $229 $146 $84 $459 2018 Guidance $250 to $350 $134 $116 $500 to $600

Senior Note Summary Issuance Outstanding Principal (in Millions) Interest Rate Due 2006 (Series A) $22.5 5.72% September 30, 2019 2006 (Series B) $22.5 5.72% March 30, 2020 2010 $569 5.22% August 9, 2020 2013 (Series A) $150 3.67% June 15, 2028 2013 (Series B) $50 3.75% December 18, 2028 2016 (Series C) $50 3.65% May 2, 2031 2016 (Series D) $50 3.72% October 28, 2031 2017 (Series E) $150 3.51% June 13, 2025 2017 (Series F)* $250 3.77% August 22, 2028 * Expected to be issued August 22, 2017

Same-Store Sales and Margin Same-Store Sales Gross Profit Margin Fiscal Year Fuel Gallons Grocery & Other Merchandise Prepared Food & Fountain 2013 0.1% 0.8% 8.6% 2014 3.1% 7.4% 11.8% 2015 2.6% 7.8% 12.4% 2016 3.0% 7.1% 8.4% 2017 2.1% 2.9% 4.8% 2018 Guidance 1.0% - 2.0% 2.0% - 4.0% 5.0% - 7.0% Fiscal Year Fuel (cents per gallon) Grocery & Other Merchandise Prepared Food & Fountain 2013 14.4 32.6% 61.8% 2014 16.1 32.1% 61.1% 2015 19.3 32.1% 59.7% 2016 19.6 31.9% 62.5% 2017 18.4 31.5% 62.3% 2018 Guidance 18.0 - 20.0 31.0% - 32.0% 61.5% - 62.5%

Fuel Margin 10.6 10.5 9.8 11.1 9.6 10.9 10.1 10.7 11.5 10.4 13.9 12.9 13.9 15.2 15.1 14.4 16.1 19.3 19.6 18.4 8.0 12.0 16.0 20.0 C e nts p e r Ga llo n Fiscal Year

Fuel 1,535 1,666 1,817 1,952 2,062 2013 2014 2015 2016 2017 Fiscal Year Fuel Gallons Sold (in Millions) Gross Profit (in Millions) $221 $268 $351 $382 $378 2013 2014 2015 2016 2017 Fiscal Year

Grocery & Other Merchandise $1,419 $1,583 $1,795 $1,974 $2,087 2013 2014 2015 2016 2017 Fiscal Year Revenue (in Millions) Gross Profit (in Millions) $463 $508 $576 $629 $657 2013 2014 2015 2016 2017 Fiscal Year

Prepared Food & Fountain $565 $659 $781 $881 $953 2013 2014 2015 2016 2017 Fiscal Year Revenue (in Millions) Gross Profit (in Millions) $349 $403 $466 $550 $594 2013 2014 2015 2016 2017 Fiscal Year

Financial Performance $1,071 $1,222 $1,440 $1,614 $1,681 2013 2014 2015 2016 2017 Fiscal Year Total Gross Profit (in Millions) EBITDA (in Millions) $311 $365 $479 $560 $509 2013 2014 2015 2016 2017 Fiscal Year

Financial Performance $104 $127 $181 $226 $177 2013 2014 2015 2016 2017 Fiscal Year Net Income (in Millions) Diluted Earnings Per Share $2.69 $3.26 $4.62 $5.73 $4.48 2013 2014 2015 2016 2017 Fiscal Year

Dividend $0.66 $0.72 $0.80 $0.88 $0.96 2013 2014 2015 2016 2017 Fiscal Year 17 Consecutive Annual Dividend Increases

Share Repurchase  Authorized to repurchase up to an aggregate of $300 million of the Company’s outstanding common stock  Valid for a period of two years  Can be suspended or discontinued at any time Period Total Number of Shares Purchased (in thousands) Average Price Paid per Share Maximum Dollar Value of Shares Yet to Be Purchased (in Thousands) March 9-31, 2017 215,900 $110.32 $276,182 April 1-30, 2017 227,900 $112.14 $250,626 As of April 30, 2017 443,800 $111.25 $250,626

Total Shareholder Return $100 $104 $125 $151 $207 $209 $0 $50 $100 $150 $200 $250 2012 2013 2014 2015 2016 2017 In ve stme nt Fiscal Year The graph assumes a $100 investment in the Company’s Common Stock on April 30, 2012 and reinvestment of all dividends. The total shareholder return shown is not intended to be indicative of future returns.